GUARDIAN VARIABLE PRODUCTS TRUST

(the “Trust”)
Supplement dated December 6, 2023

to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2023

All Funds:

Effective immediately, the table on page 55 of the SAI that provides information about the Officers of the Trust has been revised to add the following individual:

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Carol Huen (born 1975)	Assistant Treasurer (since November 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

Effective December 31, 2023 (the “Effective Date”), Richard T. Potter will no longer serve as a Trustee of the Trust. Accordingly, all references to Mr. Potter in the SAI are hereby deleted as of the Effective Date.

Guardian Strategic Large Cap Core VIP Fund only:

Effective December 31, 2023, Sammy Suzuki, CFA, Co-Chief Investment Officer - Strategic Core Equities of AllianceBernstein L.P. (“AB” or “AllianceBernstein”) will no longer serve as a Portfolio Manager of Guardian Strategic Large Cap Core VIP Fund (the “Fund”). Accordingly, all references to Mr. Suzuki in the Prospectus, Summary Prospectus and SAI with respect to the Fund are hereby deleted as of the Effective Date.

The following changes have been made to the Prospectus, Summary Prospectus and SAI with respect to the Fund as applicable:

The “Management” section of the Summary Prospectus and Prospectus has been revised to add the following individual as a Portfolio Manager with respect to the applicable Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Christopher W. Marx	Senior Vice President	December 6, 2023

Kent Hargis remains a Portfolio Manager of the Fund.

The disclosure under the heading “Portfolio Managers” of the Prospectus has been revised to add the following information on page 143 with respect to the Fund:

Christopher W. Marx
Senior Investment Strategist – Equities of AB
Christopher W. Marx is Senior Vice President and Global Head of Equity Business Development. He is responsible for overseeing the firm’s team of equity investment strategists and product managers, setting strategic priorities and goals for AB’s global Equities business, developing new products, and engaging with clients to represent market views and investment strategies of AB. Previously, Mr. Marx was a senior investment strategist and a portfolio manager of Equities, and in 2011 he cofounded the Global, International and US Strategic Core Equity portfolios with Kent Hargis. He joined AB in 1997 as a research analyst covering a variety of industries both domestically and internationally, including chemicals, metals, retail and consumer staples. Mr. Marx became part of the portfolio management team at AB in 2004. Prior to joining AB, he spent six years as a consultant for Deloitte & Touche and Boston Consulting Group. Mr. Marx holds a B.A. in economics from Harvard University and an MBA from the Stanford Graduate School of Business.

The “Other Accounts Managed” section of the SAI is revised to add the following information on page 76 as of 10/31/23:

Manager/Portfolio Manager(s)	Types of Account	Number of Other Accounts Managed	Total Assets by Other Accounts Managed (millions)	Number of Other Accounts Managed Paying Performance Fee	Total Assets of Other Accounts Managed Paying Performance Fee (millions)
AllianceBernstein Christopher W. Marx	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

As of October 31, 2023, Mr. Marx did not own any shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.